Exhibit 99.2

Certain information in this Supplemental Information Package contains Non-GAAP financial measures. These Non-GAAP financial measures are REIT industry financial measures that are not calculated in accordance with accounting principles generally accepted in the United States of America. Please see page 15 for a definition of these Non-GAAP financial measures and page 7 for the reconciliation of certain captions in the Supplemental Information Package to the statement of operations as reported in the Company’s filings with the SEC on Form 10-K.

UMH Properties, Inc. | Fourth Quarter FY 2025 Supplemental Information	2

Financial Highlights

(dollars in thousands except per share amounts) (unaudited)

	Three Months Ended		Year Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Operating Information
Number of Communities (1)			145	139
Total Sites (1)			27,086	26,259
Rental and Related Income	$58,203	$53,259	$226,713	$207,019
Community Operating Expenses (2)	$24,843	$22,151	$95,253	$87,354
Community NOI (2)	$33,360	$31,108	$131,460	$119,665
Expense Ratio	42.7%	41.6%	42.0%	42.2%
Sales of Manufactured Homes	$8,765	$8,614	$35,041	$33,533
Number of Homes Sold	87	93	360	394
Number of Rentals Added, net	138	80	571	364
Net Income	$4,575	$4,980	$26,275	$21,441
Net Income (Loss) Attributable to Common Shareholders	$(506)	$28	$5,966	$2,472
Adjusted EBITDA excluding Non-Recurring Other Expense	$33,021	$29,806	$127,284	$113,958
FFO Attributable to Common Shareholders	$19,349	$18,369	$75,967	$66,259
Normalized FFO Attributable to Common Shareholders	$20,513	$19,203	$80,098	$69,489

Shares Outstanding and Per Share Data
Weighted Average Shares Outstanding
Basic	85,060	80,112	84,067	74,114
Diluted	85,416	81,235	84,694	74,912
Net Income Attributable to Shareholders per Share-
Basic and Diluted	$(0.01)	$0.00	$0.07	$0.03
FFO per Share- (3)
Basic	$0.23	$0.23	$0.90	$0.89
Diluted	$0.23	$0.23	$0.90	$0.88
Normalized FFO per Share- (3)
Basic	$0.24	$0.24	$0.95	$0.94
Diluted	$0.24	$0.24	$0.95	$0.93
Dividends per Common Share	$0.225	$0.215	$0.89	$0.85

Balance Sheet
Total Assets			$1,699,036	$1,563,728
Total Liabilities			$791,840	$647,819

Market Capitalization
Total Debt, Net of Unamortized Debt Issuance Costs			$761,227	$614,722
Equity Market Capitalization			$1,349,971	$1,546,449
Series D Preferred Stock			$322,899	$320,572
Total Market Capitalization			$2,434,097	$2,481,743

(1)	Includes Sebring Square, Rum Runner and Honey Ridge, three communities owned in joint ventures with Nuveen Real Estate in which the company has a 40% interest.
(2)	Excludes non-recurring legal and professional fees of $64 and $724 for the three months and year ended December 31, 2025, respectively.
(3)	Please see Definitions on page 15.

UMH Properties, Inc. | Fourth Quarter FY 2025 Supplemental Information	3

Consolidated Balance Sheets

(in thousands except per share amounts)

	December 31,	December 31,
	2025	2024
ASSETS
Investment Property and Equipment
Land	$92,824	$88,037
Site and Land Improvements	1,093,424	970,053
Buildings and Improvements	51,524	44,782
Rental Homes and Accessories	631,618	566,242
Total Investment Property	1,869,390	1,669,114
Equipment and Vehicles	35,889	31,488
Total Investment Property and Equipment	1,905,279	1,700,602
Accumulated Depreciation	(533,864)	(471,703)
Net Investment Property and Equipment	1,371,415	1,228,899

Other Assets
Cash and Cash Equivalents	72,100	99,720
Marketable Securities at Fair Value	23,758	31,883
Inventory of Manufactured Homes	42,370	34,982
Notes and Other Receivables, net	104,587	91,668
Prepaid Expenses and Other Assets	13,778	14,261
Land Development Costs	39,898	33,868
Investment in Joint Ventures	31,130	28,447
Total Other Assets	327,621	334,829

TOTAL ASSETS	$1,699,036	$1,563,728

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Mortgages Payable, net of unamortized debt issuance costs	$556,129	$485,540
Other Liabilities
Accounts Payable	5,663	7,979
Loans Payable, net of unamortized debt issuance costs	27,696	28,279
Series A Bonds, net of unamortized debt issuance costs	101,751	100,903
Series B Bonds, net of unamortized debt issuance costs	75,651	-0-
Accrued Liabilities and Deposits	14,115	15,091
Tenant Security Deposits	10,835	10,027
Total Other Liabilities	235,711	162,279
Total Liabilities	791,840	647,819

COMMITMENTS AND CONTINGENCIES

Shareholders’ Equity:
Series D- 6.375% Cumulative Redeemable Preferred Stock, $0.10 par value per share: 18,700 and 13,700 shares authorized as of December 31, 2025 and 2024, respectively; 12,916 and 12,823 shares issued and outstanding as of December 31, 2025 and 2024, respectively	322,899	320,572
Common Stock- $0.10 par value per share: 183,714 and 163,714 shares authorized as of December 31, 2025 and 2024, respectively; 84,850 and 81,909 shares issued and outstanding as of December 31, 2025 and 2024, respectively	8,485	8,191
Excess Stock- $0.10 par value per share: 3,000 shares authorized; no shares issued or outstanding as of December 31, 2025 and 2024	-0-	-0-
Additional Paid-In Capital	599,520	610,630
Accumulated Deficit	(25,364)	(25,364)
Total UMH Properties, Inc. Shareholders’ Equity	905,540	914,029
Non-Controlling Interest in Consolidated Subsidiaries	1,656	1,880
Total Shareholders’ Equity	907,196	915,909

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,699,036	$1,563,728

UMH Properties, Inc. | Fourth Quarter FY 2025 Supplemental Information	4

Consolidated Statements of Income (Loss)

(in thousands except per share amounts)

	(unaudited)
	Three Months Ended		Year Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
INCOME:
Rental and Related Income	$58,203	$53,259	$226,713	$207,019
Sales of Manufactured Homes	8,765	8,614	35,041	33,533
TOTAL INCOME	66,968	61,873	261,754	240,552

EXPENSES:
Community Operating Expenses	24,907	22,151	95,977	87,354
Cost of Sales of Manufactured Homes	5,307	5,431	22,571	21,894
Selling Expenses	1,617	1,656	7,302	6,833
General and Administrative Expenses	4,999	6,424	21,537	21,772
Depreciation Expense	17,345	15,804	66,555	60,239
TOTAL EXPENSES	54,175	51,466	213,942	198,092

OTHER INCOME (EXPENSE):
Interest Income	2,063	2,238	8,740	7,122
Dividend Income	355	373	1,477	1,452
Loss on Sales of Marketable Securities, net	(221)	-0-	(221)	(3,778)
Increase (Decrease) in Fair Value of Marketable Securities	(2,098)	(2,301)	(2,259)	1,167
Other Income	218	280	912	794
Loss on Investment in Joint Ventures	(129)	(77)	(439)	(376)
Interest Expense	(8,451)	(5,918)	(29,683)	(27,287)
TOTAL OTHER INCOME (EXPENSE)	(8,263)	(5,405)	(21,473)	(20,906)

Income before Income (Loss) on Sales of Investment Property and Equipment	4,530	5,002	26,339	21,554
Income (Loss) on Sales of Investment Property and Equipment	45	(22)	(64)	(113)
NET INCOME	4,575	4,980	26,275	21,441

Preferred Dividends	(5,146)	(4,995)	(20,533)	(19,163)
Loss Attributable to Non-Controlling Interest	65	43	224	194

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(506)	$28	$5,966	$2,472

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS PER SHARE –
Basic and Diluted	$(0.01)	$0.00	$0.07	$0.03

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	85,060	80,112	84,067	74,114
Diluted	85,416	81,235	84,694	74,912

UMH Properties, Inc. | Fourth Quarter FY 2025 Supplemental Information	5

Consolidated Statements of Cash Flows

(in thousands)

	Year Ended
	December 31, 2025	December 31, 2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$26,275	$21,441
Non-Cash Items Included in Net Income:
Depreciation	66,555	60,239
Amortization of Financing Costs	2,992	2,384
Stock Compensation Expense	5,364	4,784
Provision for Uncollectible Notes and Other Receivables	1,603	2,079
Loss on Sales of Marketable Securities, net	221	3,778
(Increase) Decrease in Fair Value of Marketable Securities	2,259	(1,167)
Loss on Sales of Investment Property and Equipment	64	113
Loss on Investment in Joint Ventures	816	895
Changes in Operating Assets and Liabilities:
Inventory of Manufactured Homes	(7,388)	(2,042)
Notes and Other Receivables, net of notes acquired with acquisitions	(14,522)	(12,676)
Prepaid Expenses and Other Assets	218	(558)
Accounts Payable	(2,316)	1,873
Accrued Liabilities and Deposits	(976)	(26)
Tenant Security Deposits	808	484
Net Cash Provided by Operating Activities	81,973	81,601
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Manufactured Home Communities	(42,791)	-0-
Purchase of Investment Property and Equipment	(114,373)	(92,101)
Proceeds from Sales of Investment Property and Equipment	4,060	5,282
Additions to Land Development Costs	(58,242)	(48,567)
Purchase of Marketable Securities through automatic reinvestments	(27)	(24)
Proceeds from Sales of Marketable Securities	5,672	36
Investment in Joint Ventures	(3,499)	(4,491)
Net Cash Used in Investing Activities	(209,200)	(139,865)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Mortgages	193,235	-0-
Net Payments from Short-Term Borrowings	(1,048)	(65,170)
Principal Payments of Mortgages and Loans	(120,410)	(11,864)
Proceeds from Bond Issuance	80,231	-0-
Financing Costs on Debt	(8,495)	(645)
Proceeds from At-The-Market Preferred Equity Program, net of offering costs	1,951	28,015
Proceeds from At-The-Market Common Equity Program, net of offering costs	44,108	220,622
Proceeds from Issuance of Common Stock in the DRIP, net of dividend reinvestments	5,815	6,999
Repurchase of Common Stock	(4,818)	-0-
Proceeds from Exercise of Stock Options	535	2,919
Preferred Dividends Paid	(20,533)	(19,163)
Common Dividends Paid, net of dividend reinvestments	(71,229)	(59,075)
Net Cash Provided by Financing Activities	99,342	102,638

NET INCREASE (DECREASE) IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(27,885)	44,374
CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT BEGINNING OF YEAR	108,811	64,437
CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT END OF YEAR	$80,926	$108,811

UMH Properties, Inc. | Fourth Quarter FY 2025 Supplemental Information	6

Reconciliation of Net Income to Adjusted EBITDA and Net Income (Loss)

Attributable to Common Shareholders to FFO and Normalized FFO

(in thousands) (unaudited)

	Three Months Ended		Year Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Reconciliation of Net Income to Adjusted EBITDA

Net Income	$4,575	$4,980	$26,275	$21,441
Interest Expense	8,451	5,918	29,683	27,287
Franchise Taxes	(200)	368	250	710
Depreciation Expense	17,345	15,804	66,555	60,239
Depreciation Expense from Unconsolidated Joint Ventures	236	214	902	824
(Increase) Decrease in Fair Value of Marketable Securities	2,098	2,301	2,259	(1,167)
Loss on Sales of Marketable Securities, net	221	-0-	221	3,778
Adjusted EBITDA	32,726	29,585	126,145	113,112
Non-Recurring Other Expense (1)	295	221	1,139	846
Adjusted EBITDA excluding Non-Recurring Other Expense	$33,021	$29,806	$127,284	$113,958

Reconciliation of Net Income (Loss) Attributable to Common Shareholders to Funds from Operations

Net Income (Loss) Attributable to Common Shareholders	$(506)	$28	$5,966	$2,472
Depreciation Expense	17,345	15,804	66,555	60,239
Depreciation Expense from Unconsolidated Joint Ventures	236	214	902	824
(Gain) Loss on Sales of Investment Property and Equipment	(45)	22	64	113
(Increase) Decrease in Fair Value of Marketable Securities	2,098	2,301	2,259	(1,167)
Loss on Sales of Marketable Securities, net	221	-0-	221	3,778
Funds from Operations Attributable to Common Shareholders (“FFO”)	19,349	18,369	75,967	66,259

Adjustments:
Amortization of Financing Costs	869	613	2,992	2,384
Non-Recurring Other Expense (1)	295	221	1,139	846
Normalized Funds from Operations Attributable to Common Shareholders (“Normalized FFO”)	$20,513	$19,203	$80,098	$69,489

(1)	Consists of one-time legal and professional fees ($295 and $579, respectively) and costs associated with acquisition not completed ($0 and $560, respectively) for the three months and year ended December 31,2025. Consists of one-time legal and professional fees ($209 and $452, respectively), costs associated with acquisition not completed ($12 and $12, respectively) and costs associated with the liquidation/sale of inventory in a particular sales center ($0 and $382, respectively) for the three months and year ended December 31, 2024.

UMH Properties, Inc. | Fourth Quarter FY 2025 Supplemental Information	7

Market Capitalization, Debt and Coverage Ratios

(in thousands except per share data) (unaudited)

	Year Ended
	December 31, 2025		December 31, 2024
Shares Outstanding	84,850		81,909
Market Price Per Share	$15.91		$18.88
Equity Market Capitalization	$1,349,971		$1,546,449
Total Debt	761,227		614,722
Preferred	322,899		320,572
Total Market Capitalization	$2,434,097		$2,481,743

Total Debt	$761,227		$614,722
Less: Cash and Cash Equivalents	(72,100)		(99,720)
Net Debt	689,127		515,002
Less: Marketable Securities at Fair Value (“Securities”)	(23,758)		(31,883)
Net Debt Less Securities	$665,369		$483,119

Interest Expense	$29,683		$27,287
Capitalized Interest	5,928		5,976
Preferred Dividends	20,533		19,163
Total Fixed Charges	$56,144		$52,426

Adjusted EBITDA excluding Non-Recurring Other Expense	$127,284		$113,958

Debt and Coverage Ratios
Net Debt / Total Market Capitalization	28.3%		20.8%
Net Debt Plus Preferred / Total Market Capitalization	41.6%		33.7%
Net Debt Less Securities / Total Market Capitalization	27.3%		19.5%
Net Debt Less Securities Plus Preferred / Total Market Capitalization	40.6%		32.4%
Interest Coverage	3.6	x	3.4	x
Fixed Charge Coverage	2.3	x	2.2	x
Net Debt / Adjusted EBITDA excluding Non-Recurring Other Expense	5.4	x	4.5	x
Net Debt Less Securities / Adjusted EBITDA excluding Non-Recurring Other Expense	5.2	x	4.3	x
Net Debt Plus Preferred / Adjusted EBITDA excluding Non-Recurring Other Expense	8.0	x	7.4	x
Net Debt Less Securities Plus Preferred / Adjusted EBITDA excluding Non-Recurring Other Expense	7.8	x	7.1	x

UMH Properties, Inc. | Fourth Quarter FY 2025 Supplemental Information	8

Debt Analysis

(in thousands) (unaudited)

	Year Ended
	December 31, 2025	December 31, 2024
Debt Outstanding
Mortgages Payable:
Fixed Rate Mortgages	$562,095	489,271
Unamortized Debt Issuance Costs	(5,966)	(3,731)
Mortgages, Net of Unamortized Debt Issuance Costs	$556,129	$485,540
Loans Payable:
Unsecured Line of Credit	$-0-	$-0-
Other Loans Payable	28,464	29,512
Total Loans Before Unamortized Debt Issuance Costs	28,464	29,512
Unamortized Debt Issuance Costs	(768)	(1,233)
Loans, Net of Unamortized Debt Issuance Costs	$27,696	$28,279
Series A Bonds Payable:
Series A Bonds	$102,670	$102,670
Unamortized Debt Issuance Costs	(919)	(1,767)
Series A Bonds, Net of Unamortized Debt Issuance Costs	$101,751	$100,903
Series B Bonds Payable:
Series B Bonds	$80,230	$-0-
Unamortized Debt Issuance Costs	(4,579)	-0-
Series B Bonds, Net of Unamortized Debt Issuance Costs	$75,651	$-0-

Total Debt, Net of Unamortized Debt Issuance Costs	$761,227	$614,722

% Fixed/Floating
Fixed	99.3%	99.1%
Floating	0.7%	0.9%
Total	100.0%	100.0%

Weighted Average Interest Rates (1)
Mortgages Payable	4.73%	4.18%
Loans Payable	6.38%	6.54%
Series A Bonds Payable	4.72%	4.72%
Series B Bonds Payable	5.85%	N/A
Total Average	4.90%	4.38%

Weighted Average Maturity (Years)
Mortgages Payable	6.1	4.4

(1)	Weighted average interest rates do not include the effect of unamortized debt issuance costs.

UMH Properties, Inc. | Fourth Quarter FY 2025 Supplemental Information	9

Debt Maturity

(in thousands) (unaudited)

As of December 31, 2025:

Year Ended	Mortgages	Loans	Bonds		Total	% of Total
2026	$38,179	$5,128	$-0-		$43,307	5.6%
2027	37,037	-0-	102,670	(1)	139,707	18.1%
2028	23,970	23,336	-0-		47,306	6.1%
2029	38,790	-0-	-0-		38,790	5.0%
2030	114,739	-0-	80,230	(2)	194,969	25.2%
Thereafter	309,380	-0-	-0-		309,380	40.0%

Total Debt Before Unamortized Debt Issuance Costs	562,095	28,464	182,900		773,459	100.0%

Unamortized Debt Issuance Costs	(5,966)	(768)	(5,498)		(12,232)

Total Debt, Net of Unamortized Debt Issuance Costs	$556,129	$27,696	$177,402		$761,227

(1)	Represents $102.7 million balance outstanding of the Company’s Series A Bonds due February 28, 2027.
(2)	Represents $80.2 million balance outstanding of the Company’s Series B Bonds due June 30, 2030.

UMH Properties, Inc. | Fourth Quarter FY 2025 Supplemental Information	10

Securities Portfolio Performance

(in thousands) (unaudited)

Year Ended	Securities Available for Sale	Dividend Income	Net Realized Gain (Loss) on Sale of Securities	Net Realized Gain (Loss) on Sale of Securities & Dividend Income
2010-2015	75,011	$19,465	$14,618	$34,083
2016	108,755	6,636	2,285	8,921
2017	132,964	8,135	1,747	9,882
2018	99,596	10,367	20	10,387
2019	116,186	7,535	-0-	7,535
2020	103,172	5,729	-0-	5,729
2021	113,748	5,098	2,342	7,440
2022	42,178	2,903	6,394	9,297
2023	34,506	2,318	183	2,501
2024	31,883	1,452	(3,778)	(2,326)
2025	23,758	1,477	(221)	1,256

		$71,115	$23,590	$94,705

UMH Properties, Inc. | Fourth Quarter FY 2025 Supplemental Information	11

Property Summary and Snapshot

(unaudited)

	December 31, 2025	December 31, 2024	% Change
UMH Communities (1)	142	137	3.6%
Total Sites	26,610	25,896	2.8%
Occupied Sites	23,435	22,611	824 sites, 3.6%
Occupancy %	88.1%	87.3%	80 bps
Total Rentals	10,904	10,333	5.5%
Occupied Rentals	10,227	9,715	5.3%
Rental Occupancy %	93.8%	94.0%	(20 bps)
Monthly Rent Per Site	$572	$544	5.1%
Monthly Rent Per Home Rental Including Site	$1,044	$990	5.5%

State	Number	Total Acreage	Developed Acreage	Vacant Acreage	Total Sites	Occupied Sites	Occupancy Percentage	Monthly Rent Per Site	Total Rentals	Occupied Rentals	Rental Occupancy Percentage	Monthly Rent Per Home Rental (3)

Pennsylvania	53	2,392	1,909	483	7,994	7,033	88.0%	$595	3,322	3,097	93.2%	$1,031
Ohio	38	2,069	1,557	512	7,381	6,538	88.6%	$529	3,204	2,996	93.5%	$1,000
Indiana	14	1,111	929	182	4,091	3,662	89.5%	$532	2,049	1,926	94.0%	$1,034
Tennessee	9	733	419	314	2,038	1,893	92.9%	$597	961	928	96.6%	$1,097
New York (2)	8	819	327	492	1,369	1,194	87.2%	$664	512	469	91.6%	$1,201
New Jersey	7	428	264	164	1,530	1,463	95.6%	$746	40	36	90.0%	$1,336
Michigan	4	241	222	19	1,090	947	86.9%	$532	422	402	95.3%	$1,102
Maryland	3	159	124	35	259	218	84.2%	$650	-0-	-0-	N/A	N/A
Alabama	2	69	62	7	292	161	55.1%	$243	145	137	94.5%	$1,131
South Carolina	2	157	55	102	321	243	75.7%	$312	190	187	98.4%	$1,145
Georgia	2	66	66	-0-	245	83	33.9%	$389	59	49	83.1%	$1,181
Total UMH as of December 31, 2025 (1)	142	8,244	5,934	2,310	26,610	23,435	88.1%	$572	10,904	10,227	93.8%	$1,044

(1)	Excludes two Florida communities and one Pennsylvania community owned through joint ventures with Nuveen Real Estate in which the company has a 40% interest for 2025.
(2)	Total and Vacant Acreage of 220 acres for Mountain View Estates property is included in the above summary.
(3)	Includes home and site rent charges.

UMH Properties, Inc. | Fourth Quarter FY 2025 Supplemental Information	12

Same Property Statistics

(in thousands) (unaudited)

	For Three Months Ended				For the Year Ended
	December 31, 2025	December 31, 2024	Change	% Change	December 31, 2025	December 31, 2024	Change	% Change
Same Property Community Net Operating Income (“NOI”)

Rental and Related Income	$56,615	$52,623	$3,992	7.6%	$221,542	$204,678	$16,864	8.2%
Community Operating Expenses	22,496	20,370	2,126	10.4%	87,018	81,245	5,773	7.1%

Same Property Community NOI	$34,119	$32,253	$1,866	5.8%	$134,524	$123,433	$11,091	9.0%

	December 31, 2025	December 31, 2024	Change

Total Sites	25,765	25,619	0.6%
Occupied Sites	22,759	22,405	354 sites, 1.6%
Occupancy %	88.3%	87.5%	80 bps
Number of Properties	134	134	N/A
Total Rentals	10,731	10,183	5.4%
Occupied Rentals	10,064	9,570	5.2%
Rental Occupancy	93.8%	94.0%	(20 bps)
Monthly Rent Per Site	$571	$544	5.0%
Monthly Rent Per Home Rental Including Site	$1,041	$987	5.5%

Same Property includes all UMH communities owned as of January 1, 2024, with the exception of Memphis Blues, Duck River Estates and River Bluff Estates.

UMH Properties, Inc. | Fourth Quarter FY 2025 Supplemental Information	13

Acquisitions Summary

(dollars in thousands)

Year of Acquisition	Number of Communities	Sites	Occupancy % at Acquisition	Purchase Price	Price Per Site	Total Acres
2021	3	543	59%	$18,300	$34	113
2022	7	1,480	65%	$86,223	$58	461
2023	1	118	-0-%	$3,650	$31	26
2025	5	587	78%	$41,825	$71	160

Property Portfolio

Marcellus and Utica Shale Region
Acquired prior to 2025
137 communities and 26,000 sites
Acquired in 2025
5 communities and 600 sites
220 acres to be developed into a manufactured home community
Joint Venture:
3 communities and 500 sites

UMH Communities
Total - 142
SC 1%
GA 1%
AL 1%
MD 2%
MI 3%
NJ 5%
NY 6%
TN 6%
IN 10%
OH 27%
PA 38%
26,600 Sites

UMH Acreage
Total - 8,244
Developed 2,939 36%
Developed 2,995 37%
Vacant 1,019 12%
Vacant 1,291 15%
Marcellus and Utica Shale Acreage
78 Communities and 12,300 Sites
Non Marcellus and Utica Share Acreage

2025 Acquisitions

Community	Date of Acquisition	State	Number of Sites	Purchase Price	Number of Acres	Occupancy
Cedar Grove	March 24, 2025	NJ	186	$17,000	25	100%
Maplewood	March 24, 2025	NJ	80	7,600	13	100%
Conowingo Court	July 2, 2025	MD	142	9,855	54	70%
Maybelle Manor	July 2, 2025	MD	49	4,770	28	100%
Albany Dunes	October 7, 2025	GA	130	2,600	40	32%
Total 2025			587	$41,825	160	78%

UMH Properties, Inc. | Fourth Quarter FY 2025 Supplemental Information	14

Definitions

Investors and analysts following the real estate industry utilize funds from operations available to common shareholders (“FFO”), normalized funds from operations available to common shareholders (“Normalized FFO”), Community NOI, Same Property Community NOI, and earnings before interest, taxes, depreciation, amortization and acquisition costs (“Adjusted EBITDA excluding Non-Recurring Other Expense”), variously defined, as supplemental performance measures. While the Company believes net income (loss) available to common shareholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, it considers Community NOI, Same Property Community NOI, Adjusted EBITDA excluding Non-Recurring Other Expense, FFO and Normalized FFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. FFO also adjusts for the effects of the change in the fair value of marketable securities and gains and losses realized on marketable securities. Normalized FFO reflects the same assumptions as FFO except that it also adjusts for amortization of financing costs and certain one-time charges. Community NOI and Same Property Community NOI provide a measure of rental operations and do not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. Adjusted EBITDA excluding Non-Recurring Other Expense provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. In addition, Community NOI, Same Property Community NOI, Adjusted EBITDA, excluding Non-Recurring Other Expense, FFO and Normalized FFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value.

FFO, as defined by The National Association of Real Estate Investment Trusts (“Nareit”), is calculated to be equal to net income (loss) applicable to common shareholders, as defined by U.S. GAAP, excluding certain gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, the change in the fair value of marketable securities, and the gain or loss on the sale of marketable securities plus certain non-cash items such as real estate asset depreciation and amortization. Included in the Nareit FFO White Paper - 2018 Restatement, is an option pertaining to assets incidental to our main business in the calculation of Nareit FFO to make an election to include or exclude gains and losses on the sale of these assets, such as marketable equity securities, and include or exclude mark-to-market changes in the value recognized on these marketable equity securities. In conjunction with the adoption of the FFO White Paper - 2018 Restatement, for all periods presented, we have elected to exclude the gains and losses realized on marketable securities and change in the fair value of marketable securities from our FFO calculation. Nareit created FFO as a non-GAAP supplemental measure of REIT operating performance.

Normalized FFO is calculated as FFO excluding amortization and certain one-time charges.

Normalized FFO per Diluted Common Share is calculated using diluted weighted shares outstanding of 85.4 million and 84.7 million shares for the three months and year ended December 31, 2025, respectively, and 81.2 million and 74.9 million shares for the three months and year ended December 31, 2024, respectively. Common stock equivalents resulting from stock options in the amount of 627,000 for the year ended December 31, 2025, and 1.1 million and 798,000 for the three months and year ended December 31, 2024, respectively, were included in the computation of Diluted Net Income per share. Common stock equivalents resulting from stock options in the amount 356,000 shares for the three months ended December 31, 2025 were excluded from the computation of Diluted Net Income (Loss) per Share as their effect would have been anti-dilutive.

Community NOI is calculated as rental and related income less community operating expenses such as real estate taxes, repairs and maintenance, community salaries, utilities, insurance and other expenses.

Same Property Community NOI is calculated as Community NOI, using all properties owned as of January 1, 2024, with the exception of Memphis Blues, Duck River Estates and River Bluff Estates.

Adjusted EBITDA excluding Non-Recurring Other Expense is calculated as net income (loss) plus interest expense, franchise taxes, depreciation, the change in the fair value of marketable securities and the gain (loss) on sales of marketable securities, adjusted for non-recurring other expenses.

Community NOI, Same Property Community NOI, Adjusted EBITDA excluding Non-Recurring Other Expense, FFO and Normalized FFO do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. Community NOI, Same Property Community NOI, Adjusted EBITDA excluding Non-Recurring Other Expense, FFO and Normalized FFO should not be considered as substitutes for net income (loss) applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations, or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. Community NOI, Same Property Community NOI, Adjusted EBITDA excluding Non-Recurring Other Expense, FFO and Normalized FFO as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

UMH Properties, Inc. | Fourth Quarter FY 2025 Supplemental Information	15